                                  EXHIBIT 10.23

August 1, 2005

Ms. Barbara Pifel
Ms. Audrey Schwimmer
Mr. Derek Spears
Weill Medical College of Cornell University
Office of Research & Sponsored Programs
1300 York Avenue, Room A-131
New York, NY 10021

Dr. Brij Saxena
Weill Medical College of Cornell University
515 East 71st Street, Room 412
New York, NY 10021

Re:       Sponsored Research Agreement between Marc Pharmaceuticals, Inc. and
Weill Medical College of Cornell University dated January 22, 2004 (the
"Agreement")

Dear Ladies and Gentlemen:

     This letter is to confirm our understanding that the second payment to be made under the Agreement, pursuant to section 4.1 which provided that $187,500 shall be paid by July 1, 2005, shall be revised as follows: $50,000 shall be paid by August 16, 2005, $68,750 shall be paid by September 16, 2005 and $68,750 shall be paid by October 16, 2005.

     We trust that the foregoing represents the understanding between us. Please indicate your confirmation by signature and return of the enclosed copy.

Sincerely,

Marc Pharmaceuticals, Inc.

By: ______________________
Name:   Robert M. Cohen
Title:  CEO & President

We hereby confirm our agreement and understanding of the foregoing:

Weill Medical College of Cornell University

By: ________________________
Name:______________________
Title: _______________________